February 26, 2021

Securities and Exchange Commission

Division of Investment Management

100 F Street NE

Washington, DC 20549

Re:	Delaware Life Insurance Company

Post-Effective Amendment No. 1 to the Registration Statement on Form N-4

File Nos. 811- 05846 and 333-238865

Dear Sir/Madam:

The Registrant and Depositor, Delaware Life Insurance Company (the “Company”), are submitting the above-referenced Post-Effective Amendment No. 1 to the Registration Statement, which Registration Statement was declared effective on December 17, 2020.

This Post-Effective Amendment No. 1 is being filed to make material changes under Rule 485(a)(1) from the prior Registration Statement, for the updated variable annuity contract and its riders, as set forth below.

•

A Contract owner may not make a Purchase Payment, without Company approval, that would cause the total Purchase Payments to exceed (1) $5 million, if the Contract owner does not elect an optional benefit rider and (2) $3 million if the Contract owner elects an optional benefit rider.

•	During the first Contract Year, the Free Withdrawal Amount is equal to 10% multiplied by the total amount of Purchase Payments.

•

The amount payable on transfers, withdrawals or surrenders from Guarantee Periods in the Fixed Account with a duration of more than one year may be adjusted up or down by a market value adjustment. There is a market value adjustment floor. We currently do not offer Guarantee Periods with a duration of more than one year.

•

There are no proportionate optional living and death rider fees assessed against the Contract Value upon partial withdrawals, rider termination, Contract termination, or annuitization. A proportionate rider fee is still applicable if the Owner transfers Contract Value from Subaccounts to the Fixed Account in the optional death benefit riders, the HAV Death Benefit and the ROP Death Benefit.

•	The Company has added two new optional living benefit riders: the Guaranteed Market Protection Benefit(“GMPB”) and the GLWB (the Guaranteed Lifetime Withdrawal Benefit)/GMPB Combo Benefit.

•

The GMPB provides downside market protection for the Contract for the selected Term. If the Contract Value suffers a market loss over a Term, the Company will pay a specified amount of your loss at the end of the Term. The Term lengths are seven and ten years.

•

The GLWB/GMPB Combo links or combines the Guaranteed Living Withdrawal Benefit (“GLWB”) with the GMPB, subject to certain restrictions. During the GMPB Terms of seven or ten years, the Owner may then cancel the GMPB and select the GLW. This selection may not occur during the first five years (for the seven year Term) and the first seven years (for the ten year Term).

There are also nonmaterial changes to Post-Effective Amendment No. 1.

The Registrant and the Company intend to make a Rule 485(b) filing to address and incorporate the SEC staff’s comments and add any missing information, including the December 31, 2020 financial statements for the Registrant and Company.

If you have any questions or comments, please feel free to contact Kathleen A. McGah at 860-463-9723.

Sincerely,

Delaware Life Insurance Company

By:

/s/ Kathleen A. McGah

Senior Counsel

Delaware Life Insurance Company

Attachment

Cc. Jaea Hahn, Senior Counsel, U.S. Securities and Exchange Commission